SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

40.    SUBSEQUENT EVENTS

In March 2019, Mr. Su entered a stock purchase agreement to sell all his ordinary shares of our Group in the form of ADSs to a Japan investor, and he paid back the amount due to the Group USD 14.9 million. The share delivery has not completed by the end of this report.

On January 22, 2019, Hudson sent a notice of acceleration declaring that all Obligations (as defined in the Note Purchase Agreement), including the outstanding principal, accrued and unpaid interest and make-whole payment amount thereof, were immediately due. Hudson has also sent a demand on guaranty to the Company and certain of its subsidiaries who are guarantors of the notes under the Note Purchase Agreement pursuant to a guaranty dated September 18, 2015, and has initiated proceedings in some of the jurisdictions where the Company’s business or subsidiaries are located to enforce the collaterals. On February 8, 2019, Hudson filed an action in New York Supreme Court seeking to enforce certain guaranties related to the Note Purchase Agreement against certain members of the group (including Sky Solar). The company believes Hudson improperly and prematurely exercised its rights to enforce its share pledge for Energy Capital Investment S.à.r.l., its 100% owned subsidiary Renewable Capital Investment 2 S.L and its five consolidated Uruguay special purpose vehicle subsidiaries and intends to vigorously defend against Hudson’s other actions and proceedings in order to minimize interruptions to our business and operations.